UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

NATIONAL BANKSHARES, INC.
(Name of Registrant as Specified In Its Charter)

DRIVER MANAGEMENT COMPANY LLC DRIVER OPPORTUNITY PARTNERS I LP J. ABBOTT R. COOPER Nicholas T. Cullen III
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION
DATED FEBRUARY 3, 2023

DRIVER MANAGEMENT COMPANY LLC

•, 2023

PLEASE VOTE THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY—
BY PHONE, BY INTERNET OR BY SIGNING, DATING AND RETURNING IT IN THE
POSTAGE-PAID ENVELOPE PROVIDED

To Our Fellow Shareholders:

Driver Management Company LLC and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are the beneficial owners of an aggregate of 102,748 shares of common stock, par value $1.25 per share (the “NKSH Common Stock”), of National Bankshares, Inc., a Virginia corporation (“NKSH” or the “Company”). We have nominated two (2) highly-qualified individuals for election to the Company’s board of directors (the “Board”) because we believe that the Board needs to be re-invigorated by adding directors who will bring new perspectives and work to better align the interests of the Board and the Company’s management, on the one hand, with those of shareholders, on the other, in order to increase shareholder value. We are seeking your support at the Company’s 2023 annual meeting of shareholders scheduled to be held on •, 2023 at • •.m., Eastern Time, at • (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The Company has a classified Board, which is currently divided into three (3) classes. The terms of four (4) Class 3 directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect not only our two (2) nominees, but also two of the Company’s nominees whose election we do not oppose, [•] and [•]. Your vote to elect our nominees will have the legal effect of replacing two incumbent directors with our nominees.

We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today. The attached proxy statement and the enclosed GOLD universal proxy card are first being mailed to shareholders on or about •, 2023.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated GOLD universal proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, who is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ J. Abbott R. Cooper

J. Abbott R. Cooper
Driver Management Company LLC

If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED FEBRUARY 3, 2023

2023 ANNUAL MEETING OF SHAREHOLDERS
OF
NATIONAL BANKSHARES, INC.
_________________________

PROXY STATEMENT
OF
DRIVER MANAGEMENT COMPANY LLC

•, 2023
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY

Driver Management Company LLC, a Delaware limited liability company, (“Driver Management”) and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are the beneficial owners of an aggregate of 102,748 shares of common stock, par value $1.25 per share (the “NKSH Common Stock”), of National Bankshares, Inc., a Virginia corporation (“NKSH” or the “Company”). We have nominated two (2) highly-qualified director candidates to the Company’s board of directors (the “Board”) who we believe will, if elected, reinvigorate the Board and help refine and refocus the Board’s approach to creating shareholder value. We are seeking your support at the Company’s 2023 annual meeting of shareholders scheduled to be held on •, 2023 at • •.m., Eastern Time, at • (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Driver’s two (2) director nominees, J. Abbott R. Cooper and Nicholas T. Cullen III (each a “Driver Nominee” and, collectively, the “Driver Nominees”), to the Board as Class 3 directors to serve until the 2026 annual meeting of shareholders (the “2026 Annual Meeting”) or until their respective successors are duly elected and qualified (“Proposal 1”);
2.	To vote on a resolution to approve the compensation of the Company’s named executive officers (“Proposal 2”);
3.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 3”); and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

This Proxy Statement and the enclosed GOLD universal proxy card are first being mailed to shareholders on or about •, 2023.

The Company has a classified Board, which is currently divided into three classes. The terms of four Class 3 directors expire at the Annual Meeting. Through the attached Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only the two Driver Nominees, but also two of the Company’s nominees whose election we do not oppose, [•] and [•] (the “Unopposed Company Nominees”). Driver and NKSH will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to four nominees on Driver’s enclosed GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Driver Nominees will have the legal effect of replacing two incumbent directors. If elected, the Driver Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to increase shareholder value through (i) more efficient and shareholder friendly capital allocation, (ii) better alignment of the interests of the Board and the Company’s management, on the one hand, and shareholders, on the other hand, and (iii) increased focus on total shareholder return However, the Driver Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to accomplish those objectives. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Driver Nominees are elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Shareholders are permitted to vote for less than four nominees or for any combination (up to four total) of the Driver Nominees and the Company’s nominees on the GOLD universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we recommend that shareholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as directors, to help achieve a Board composition that we believe is in the best interest of all shareholders. We believe the best opportunity for both of the Driver Nominees to be elected is by voting on the GOLD universal proxy card. Driver therefore urges shareholders using our GOLD universal proxy card to vote “FOR” both of the Driver Nominees and “FOR” the Unopposed Company Nominees. IMPORTANTLY, IF YOU MARK MORE THAN FOUR “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

Driver Management, Driver Opportunity Partners I LP, a Delaware limited partnership (“Partners”), J. Abbott R. Cooper and Nicholas T. Cullen III are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of the date hereof, the participants in this solicitation collectively own 102,748 shares of NKSH Common Stock (the “Driver Group Shares”). We intend to vote such shares FOR the election of the Driver Nominees and the Unopposed Company Nominees, [•] Proposal 2 and FOR Proposal 3.

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The Company has set the close of business on •, 2023 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 101 Hubbard Street, Blacksburg, Virginia 24060. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company’s proxy statement, as of the Record Date, there were • shares of NKSH Common Stock outstanding.

We urge you to carefully consider the information contained in the Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today.

THIS SOLICITATION IS BEING MADE BY DRIVER AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. DRIVER IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH DRIVER IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

DRIVER URGES YOU TO VOTE “FOR” THE DRIVER NOMINEES BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY. PLEASE SIGN, DATE AND RETURN THE GOLD UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE DRIVER NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our GOLD universal proxy card are available at
•

______________________________

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IMPORTANT

Your vote is important, no matter how many shares of NKSH Common Stock you own. Driver urges you to sign, date, and return the enclosed GOLD universal proxy card today to vote FOR the election of the Driver Nominees and in accordance with Driver’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of NKSH Common Stock are registered in your own name, please sign and date the enclosed GOLD universal proxy card and return it to Driver c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed envelope today.
•	If your shares of NKSH Common Stock are held in a brokerage account, you are considered the beneficial owner of the shares of NKSH Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker. As a beneficial owner, if you wish to vote, you must instruct your broker how to vote. Your broker cannot vote your shares of NKSH Common Stock on your behalf without your instructions.
•	Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

As Driver is using a “universal” proxy card containing both of the Driver Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. Driver strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from NKSH. Even if you return the white management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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QUESTIONS AND ANSWERS

Q:     Who is making this solicitation?

A:     This solicitation is being made by Driver Opportunity Partners I LP, Driver Management Company LLC, J. Abbott R. Cooper and Nicholas T. Cullen.

Q:     Why are you making this solicitation?

A:     Driver believes that, while the current Board management and board of directors have done an admirable job of managing the business of NKSH to date, the Board has failed to fully appreciate the role a board of directors of a publicly traded corporation should play (i) regarding capital allocation, (ii) appropriately aligning the interests of management and shareholders through incentive and other compensation arrangements and (iii) establishing best practices in corporate governance.

Put another way, in Driver’s opinion and as more thoroughly detailed below, historically there has been a significant disconnection between NKSH’s operating performance and the total return to shareholders from their investment in NKSH Common Stock. Driver believes that for too long the Board has been blissfully unaware of this disconnection and, as currently constituted, the Board is unlikely to be able to effective in eliminating this disconnection (since they were not aware of it to begin with). Driver believes that the board of a public company cannot be satisfied with even exemplary operating performance if it does not result in a commensurate increase in the value of shareholders’ investment.

Q:     Is Driver an “activist investor?”

A:     Driver and Mr. Cooper are often referred to as activist investors.

Q:     Aren’t activist investors bad?

A:     I guess it depends on your perspective. Driver invests in publicly traded banking organizations where it believes that the status quo needs to change to increase shareholder value, so directors and officers interested in maintaining the status quo might have a negative view about Driver. On the other hand, if you are unhappy with the long-term performance of NKSH Common Stock, you might consider Driver a welcome agent of change.

Q:     Is Driver just after a quick profit? Does it want NKSH to sell itself?

A:     Driver’s primary interest is increasing the value of its shares of NKSH Common Stock. While Driver would like the value of its shares of NKSH Common Stock to increase as quickly as possible—an interest that Driver believes it shares with all NSKH Shareholders—Driver views NKSH as a long-term investment.

Driver generally believes that any board of directors should always consider all possible opportunities to increase shareholder value. However Driver does not currently believe—based on information that is available to it today—that a sale in the near term is the best interests of NKSH shareholders nor has Driver pushed the Board or Company management to explore a sale. Indeed, Driver believes that given NKSH’s strong operating performance and, if the Driver Nominees are elected, a re-invigorated Board, NKSH will have the opportunity to acquire other banking institutions and create a “regional champion” that will be the premier banking institution in southern and western Virginia.

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Q:     If Driver believes the Board and management are doing a good job managing NKSH’s business and isn’t pushing for a sale in the near term, why is Driver making this solicitation and seeking to have Mr. Cooper and Mr. Cullen elected to the Board?

A:     As Mr. Cooper has repeatedly explained to Brad Denardo, NKSH’s chief executive officer and chairman of the Board, on and off since 2018, Driver believes that return on investment—measured by change in the share price for NKSH Common Stock along with dividends paid on those shares—is what creates value for NKSH Shareholders and that even exceptional operating performance is largely irrelevant to NKSH Shareholders if it is not reflected in the return NKSH Shareholders see on their investment in NKSH Common Stock.

In addition, based on extensive conversations with Mr. Denardo and a telephonic meeting with three other members of the NKSH Board, consisting of John E. Dooley, Charles E. Green, III and Lawrence J. Ball, Mr. Cooper believes that the current NSKH Board fundamentally fails to grasp the importance of a variety of concerns and issues that Mr. Cooper believes are important to all NKSH Shareholders and their investment in NKSH Common Stock, including: (i) the need for a disciplined approach to capital allocation (including return of capital to NKSH shareholders), (ii) current expectations regarding corporate governance policies and practices, (iii) the importance of aligning the interests of the NKSH Board and NKSH management, on the one hand, and NKSH Shareholders, on the other hand, through compensation policies and practices, (iv) how incentive compensation should be specifically tailored to desired outcomes and create an actual incentive for management to improve NKSH’s performance year over year rather than simply another way to pay management for maintaining the same level of performance, and (v) the importance of investor outreach—which might include attending investor conferences and seeking equity research coverage—in attracting new investors.

Q:     But hasn’t NKSH Common Stock outperformed peers recently?

A:     On a total return basis, NKSH Common Stock has outperformed a number of bank indexes, including the Dow Jones U.S. Micro Cap Banks Index (the “Micro Cap Banks Index”) and the S&P United States Small Cap Banks Index (the “Small Cap Banks Index”) over the year ending February 1, 2023, which Driver believes might be explained in part by the fact that public market investors believe that NKSH will be added to the Russell 2000 Index in June, which may have created more demand for shares of NKSH.1 However, Driver believes that any impact on the price of NKSH Common Stock as a result of its potential inclusion in the Russell 2000 Index will be shortlived.

More importantly, over longer time periods, NKSH Common Stock has dramatically underperformed, as measured by total return, the Micro Caps Banks Index and the Small Cap Banks Index, as illustrated by the table below:2

	Total Return (%)
	NKSH	Micro Cap Banks Index	Small Cap Banks Index
One Year	17.63	- 5.01	- 11.25
Three Years	12.78	25.13	2.62
Five Years	12.00	26.11	13.56
Eleven Years (the average board tenure)	108.15	327.94	205.24

1 See, for example, Keefe, Bruyette & Woods Equity Research Note dated November 8, 2022 estimating that NKSH will be added to the Russell 2000 Index.

2 Periods ended February 1, 2023. Source S&P Capital IQ.

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Q:     It looks like NKSH has been buying back stock and just declared a special dividend—isn’t that good for NKSH Shareholders?

A:     This is a little bit of a long answer, so bear with me.

During 2018, Mr. Cooper noticed that NKSH Common Stock was trading at a discount to peers (as measured by price to tangible book value or P/TBV) despite greater profitability (as measured by return on assets or ROA). For example, based on the closing price for NKSH Common Stock on January 2, 2018, NKSH Common Stock was trading at 1.72x P/TBV, compared to American National Bankshares Inc. (“AMNB”) and First Community Bankshares, Inc. (“FCBC”), two publicly traded, Virginia headquartered banks that operate in markets that NKSH operates in, which were trading at 1.98x P/TBV and 1.93x P/TBV, respectively, despite the fact that NKSH’s ROA for the twelve months ended December 31, 2017 was 1.14%, compared to 0.87% and 0.91% for AMNB and FCBC, respectively.3

Further investigation revealed that NKSH’s tangible common equity to tangible assets ratio, a measure commonly used to analyze a bank’s capital position and referred to as TCE/TA, was substantially higher than peers. Mr. Cooper also noticed that NKSH’s TCE/TA had steadily increased since the Financial Crisis, as illustrated by the below chart comparing NKSH’s TCE/TA to that of AMNB and FCBC:

3 Unless otherwise noted, all market and financial data is per S&P Capital IQ.

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Mr. Cooper concluded that NKSH’s high TCE/TA, which he considered evidence of excess capital, or capital beyond what was needed to support NKSH’s future growth or investor expectations regarding adequate capital, was a drag on NKSH’s return on tangible common equity, a common measure of evaluating a bank’s profitability and efficiency of capital allocation referred to as ROTCE, that was masking NKSH’s profitability, as illustrated by the below chart comparing ROA and ROTCE for NKSH to that of AMNB and FCBC.

In Mr. Cooper’s experience as an investment banker and bank investor, ROTCE is highly correlated to P/TBV, and Mr. Cooper concluded that NKSH was trading at a lower P/TBV than he believed it should because NKSH’s high TCE/TA resulted in lower ROTCE.

Comparing NKSH directly to AMNB, Mr. Cooper realized that, compared to AMNB, NKSH was building capital faster (by paying out a smaller percentage of its earnings per share to shareholders in the form of dividends as measured by the payout ratio) than AMNB while growing assets at a slower pace, as illustrated by the below chart.

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Based on Mr. Cooper’s analysis, he concluded that the significant increase in NSKH’s TCE/TA from 2007 to 2018 was not the result of an intentional plan to retain capital but rather the byproduct of a combination of slow growth and, in his opinion, benign neglect of capital allocation decisions. Mr. Cooper also believed that the fact that NKSH’s officers and directors collectively owned only 3.71% of the outstanding shares of NKSH Common Stock as of March 28, 2018 likely contributed to a certain indifference regarding the valuation of NKSH Common Stock.

Beginning in the spring of 2018, Mr. Cooper began to point out to Mr. Denardo that NKSH’s excess capital was negatively impacting the valuation of NKSH Common Stock and to suggest that, if NKSH could not deploy the excess capital into loans or other earning assets, NSKH should return capital to shareholders, either through stock buybacks or increased dividends, and allow shareholders to obtain a better return on their equity elsewhere than what was being provided by NKSH.4 Mr. Cooper repeatedly sought to engage Mr. Denardo in a conversation regarding NKSH policies regarding capital planning and allocation to determine the reasons for the NKSH Board’s decision to allow its TCE/TA to build up to levels significantly greater than peers. Based on the discussions that Mr. Cooper had with Mr. Denardo, Mr. Cooper concluded that there had been no conscious decision on the part of the NKSH Board to retain capital other than a general sentiment that it was better to have higher capital ratios.

Eventually, in 2019, NKSH began to return capital to investors through stock buybacks.5 Given that NKSH’s Annual Reports on Form 10-K for the years ended December 31, 2010 through 2018 indicated that NKSH did not repurchase any shares of NKSH Stock and that the repurchase of 452,400 shares of NKSH Common Stock during the three months ended March 31, 2019 (representing approximately 6.5% of the shares outstanding prior to such repurchase), Mr. Cooper believes that NKSH’s decision to start to return capital to investors was a result of his engagement with Mr. Denardo and the NKSH Board.

Unfortunately, however, Mr. Cooper believes that while the NKSH Board has embraced the concept of returning capital to NKSH shareholders, it has not done so in a disciplined or data driven manner and continues to make decisions regarding capital allocation in an uninformed and haphazard manner. Mr. Cooper notes that NKSH described its decision to declare a $1 per share special dividend on January 11, 2023—not coincidentally a decision announced after Driver had nominated the Driver Nominees for election to the NKSH Board at the 2023 Annual Meeting—as “an opportunity to reward shareholders.”6

Driver believes that one of the NKSH Board’s primary purposes is making decisions regarding the allocation of NKSH Shareholders’ capital and is just as concerned by the decision making process that would prompt the NKSH Board to declare a special divided to “reward shareholders” as it is with the decision making process (or lack thereof) that resulted in the buildup of excess capital following the Financial Crisis.

4 https://www.prnewswire.com/news-releases/hilton-capital-management-calls-for-national-bankshares-to-review-its-capital-position-300653904.html.

5 https://roanoke.com/business/national-bank-of-blacksburg-repurchases-company-stock/article_e10e9352-a5f7-5226-97e9-d73fb332385f.html#tncms-source=login.

6 https://www.sec.gov/Archives/edgar/data/796534/000143774923000880/ex_463087.htm

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Q:     Wow—that was a long answer. What are some of Driver’s other concerns?

A:     During the fall of 2022, Mr. Cooper contacted Mr. Denardo and articulated a litany of specific concerns regarding how Mr. Denardo’s compensation was structured. These concerns included the fact that Mr. Denardo, despite being NKSH’s CEO, was paid additional compensation for serving as a director, which Mr. Cooper believed was contrary to corporate governance best practices. In addition, Mr. Cooper expressed serious concern that the absence of any equity component from NKSH’s incentive compensation programs, as well as what Mr. Cooper considered to be poorly defined or poorly chosen performance targets resulted in a misalignment of interests between NKSH management and NKSH shareholders.

Q:     Is NKSH going to address any of Driver’s concerns?

A:     Mr. Denardo has assured Mr. Cooper that NKSH will address his concerns.

Q:     Ok, so what is the problem then?

A:     The average tenure of the NKSH Board is over eleven years. Four out of NKSH’s eleven directors have served on the NKSH Board for more than seventeen years. Mr. Cooper believes that none of the concerns that he has articulated are out of the norm and that the facts and circumstances giving rise to those concerns would be apparent to any reasonable bank investor comparing NKSH’s total shareholder returns, capital levels or compensation practices to those of peer institutions. Mr. Denardo has repeatedly indicated to Mr. Cooper that the NKSH Board values his input. Driver is a significant holder of shares of NKSH Common Stock and Mr. Cooper does not believe that it should take repeated admonitions from a shareholder for the NKSH Board to make changes that, in Mr. Cooper’s opinion, are long overdue. Furthermore, Mr. Cooper has little confidence that, having been so long unaware of the need—for instance—to revamp its incentive compensation program to include an equity component, the NKSH Board, as currently constituted, is capable of implementing changes that, until recently, it didn’t know were necessary or desirable.

Q:     Does Driver own a lot of NKSH Common Stock?

A:     As of February 3, 2023, Driver is the beneficial owner of 102,748 shares of NKSH Common Stock, representing approximately 1.7% of the shares of NKSH Common Stock outstanding on December 31, 2022. Driver currently intends to acquire more shares of NKSH Common Stock, depending on the price at which such shares can be acquired.

Q:     Who is Nick Cullen?

A: Nick Cullen retired from Goldman Sachs in 2018 after a seventeen-year career. He is currently a private investor and advisor to several private companies. He is an active Virginia Tech alumni and serves on multiple advisory boards of Virginia Tech’s Pamplin College of Business. Mr. Cullen was responsible for establishing and maintaining Goldman Sachs’ efforts to recruit Virginia Tech graduates. In addition, Mr. Cullen was Captain of the 1990 Virginia Tech football team. Mr. Cullen’s loyalty to Virginia Tech extends to his family as both his wife and son graduated from Virginia Tech and his daughter is a current student.

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Q:     Why did Driver nominate Mr. Cullen? What is Mr. Cullen’s relationship to Driver or Mr. Cooper?

A:     Driver nominated Mr. Cullen because Mr. Cooper believes that Mr. Cullen’s business experience will bring valuable new perspectives to the NKSH Board. In addition, Mr. Cullen is passionate about the community and wants success for NKSH and Blacksburg, as he understands the value of a growing, dynamic and profitable hometown bank that will generate attractive returns for shareholders while being an employer of choice and providing capital to a range of local business enterprises.

Beyond indemnity and other customary agreements that are standard for director nominees, Mr. Cullen has no relationship with either Driver or Mr. Cooper. Driver’s primary reason for nominating Mr. Cullen for election to director, is Mr. Cooper’s belief that, if elected, Mr. Cullen would be effective in advancing the interests of all NKSH stakeholders.

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REASONS FOR THE SOLICITATION

As described in the preceding questions and answers, Driver’s primary reason for making the solicitation is to eliminate what Driver considers to be a long standing disconnection between the Company’s operating performance and the total return to shareholders from their investment in NKSH Common Stock. Driver believes that this disconnection is the result of a combination of the Board’s (i) poor capital allocation, (ii) failure to properly align the interests of the Company’s management with those of shareholders through its compensation practices and policies and (iii) a seemingly complete indifference towards the investor community and that change at the Board is required to increase shareholder value. If elected, the Driver Nominees intend to persuade the Board to take steps to eliminate this disconnection by establishing a process for rigorously analyzing the Company’s capital position and potential capital allocation decisions in light of its future prospects, revising the Company’s compensation practices and policies to better align the interests of Company management with those of shareholders by establishing incentive compensation performance targets likely, if achieved, to increase the value of NKSH Common Stock as well as heavily weighing incentive compensation towards equity or equity linked, rather than cash, awards and encouraging Company management to proactively engage with the investor community.

Driver also believes that Blacksburg, Virginia, as well as other markets that either are or could be in the future served by the Company, both are an opportunity for, and deserve, a dynamic, growing and well managed bank that is focused on the communities in which it operates. While Driver commends the current Board and the Company’s management team for the Company’s current and historical operating performance, Driver also believes that a reinvigorated Board (through the addition of the Driver Nominees) is more likely to drive the type of profitable and prudent growth that Driver believes is necessary for the Company to better serve the communities in which it operates, provide attractive employment opportunities and increase the value of NKSH shareholders’ investment.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for staggered terms such that the term of office of one (1) class of directors expires at each annual meeting of shareholders. We believe that the terms of four (4) Class 3 directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two (2) Driver Nominees, J. Abbott R. Cooper and Nicholas T. Cullen III, each of whom is independent of the Company, for terms ending at the 2026 Annual Meeting. Your vote to elect the Driver Nominees will have the legal effect of replacing two incumbent directors of the Company with the Driver Nominees. If elected, the Driver Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance shareholder value. However, we believe the election of the Driver Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any incumbent director will serve as a director if our Driver Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect not only the two Driver Nominees, but also the Unopposed Company Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of NKSH Common Stock representing at least 67% of the voting power of NKSH Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of the Driver Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that the Driver Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Driver Nominees. Each of the Driver Nominees are citizens of the United States of America.

J. Abbott R. Cooper, age 55, is the Founder and Managing Member of Driver Management, a value-oriented investment firm, since August 2018. Prior to founding Driver Management, Mr. Cooper founded and was Senior Portfolio Manager of Financial Opportunity Strategy at Hilton Capital Management, LLC, an investment management firm, from 2015 to July 2018. Prior to that, Mr. Cooper was a senior investment banker covering depository institutions at Jefferies Financial Group Inc. (NYSE: JEF), a financial services company, and Bank of America Corporation (NYSE: BAC), a multinational investment bank and financial services company. Mr. Cooper began his career as a corporate lawyer, focusing on public and private company mergers and acquisitions, corporate governance, contests for corporate control and capital markets. Mr. Cooper earned a B.A. in History from the University of Virginia and a J.D. from the University of Montana School of Law.

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Driver believes that Mr. Cooper’s extensive financial, investment banking and capital markets experience, coupled with his legal expertise, would make him a valuable addition to the Board.

Nicholas T. Cullen III, age 53, is currently a self-employed advisor, providing consulting services and guidance to start-up companies, since January 2019. Previously, Mr. Cullen held multiple positions throughout his career at The Goldman Sachs Group, Inc. (NYSE: GS), a financial services firm, including Managing Director of the North American FX Real Money, Banks, and eCommerce desk from 2015 to June 2018, Managing Director of the North American FX Corporate and Private Equity desk from 2009 to 2014, Vice President on the North American FX Corporate desk from 2004 to 2008, and Associate on the North American FX Corporate desk from 2001 to 2003. Earlier in his career, Mr. Cullen was a Sales Manager at Akzo Nobel N.V. (OTCMKTS: AKZOY), a multinational paint manufacturer, from 1996 to 1999. Prior to that, Mr. Cullen was a Sales Representative at DuPont de Nemours, Inc. (NYSE: DD), a global chemical company, from 1992 to 1995. Mr. Cullen currently serves on advisory boards at Virginia Tech, a research university, including its SEED Advisory Board since February 2020, APEX Center for Entrepreneurs since March 2018 and Finance Board since 2012. Mr. Cullen previously served on the Pamplin Advisory Council at Virginia Tech from 2016 to June 2022. Mr. Cullen received an M.B.A. from Kellogg School of Management at Northwestern University and a B.S. in Finance from Virginia Tech.

Driver believes that Mr. Cullen’s extensive financial and capital markets experience, coupled with his extensive corporate management expertise and familiarity with Blacksburg, Virginia, the principal market in which the Company operates, would make him a valuable addition to the Board.

The principal business address of Mr. Cooper is c/o Driver Management, 1903 San Pedro Avenue, Suite 102, San Antonio, Texas 78212. The principal business address of Mr. Cullen is 632 Benson Place, Westfield, NJ 07090.

As of the date hereof, Mr. Cullen does not own any shares of NKSH Common Stock and neither of the Driver Nominees have entered into any transactions in the securities of the Company during the past two years.

Mr. Cooper, as the managing member of Driver Management, may be deemed to beneficially own the 102,748 shares of NKSH Common Stock beneficially owned in the aggregate by Driver as further explained elsewhere in this Proxy Statement. For information regarding transactions in the shares of NKSH Common Stock during the past two years by certain of the Driver entities, please see Schedule I attached hereto.

Partners has signed a letter agreement (the “Indemnification Agreement”) with Mr. Cullen pursuant to which it and its affiliates have agreed to indemnify him against certain claims arising from the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Driver Nominee in his capacity as a director of the Company, if so elected.

Mr. Cullen has granted Mr. Cooper a power of attorney to execute certain filings with the Securities and Exchange Commission (the “SEC”) and other documents in connection with the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions.

15

On January 10, 2023, Driver and the Driver Nominees entered into a Group Agreement in connection with the Annual Meeting, pursuant to which, among other things, the parties agreed (a) to solicit proxies for the election of the Driver Nominees at the Annual Meeting, (b) that Mr. Cullen would not enter into any transactions in the securities of the Company without the prior written consent of Driver and (c) that Driver would bear all expenses incurred in connection with the participants’ activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.

Other than as stated herein, there are no arrangements or understandings among the members of Driver or any other person or persons pursuant to which the nomination of the Driver Nominees described herein is to be made, other than the consent by each of the Driver Nominees to be named as a nominee of Partnership in any proxy statement relating to the Annual Meeting and serving as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, the Driver Nominees are not a party adverse to the Company or any of its subsidiaries nor do the Driver Nominees have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We believe that each Driver Nominee presently is, and if elected as a director of the Company, each of the Driver Nominees would qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including NASDAQ Listing Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any of the Driver Nominees are elected, the determination of the Driver Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Driver Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Driver Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Driver Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Driver Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Driver Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Driver Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Driver Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Driver Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Driver Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Driver Nominee or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Driver Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Driver Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Driver holds any positions or offices with the Company; (xiii) no Driver Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Driver Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Driver Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Driver Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

16

We do not expect that the Driver Nominees will be unable to stand for election, but, in the event any Driver Nominee is unable to serve or for good cause will not serve, the shares of NKSH Common Stock represented by the enclosed GOLD universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated Bylaws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Driver Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of NKSH Common Stock represented by the enclosed GOLD universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

The Company nominees Driver does not oppose and believes are sufficiently qualified to serve as directors with the Driver Nominees are the Unopposed Company Nominees. Certain information about the Unopposed Company Nominees are set forth in the Company’s proxy statement. Driver is not responsible for the accuracy of any information provided by or relating to NKSH or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, NKSH or any other statements that NKSH or its representatives have made or may otherwise make.

Shareholders are permitted to vote for less than four nominees or for any combination (up to four total) of the Driver Nominees and the Company’s nominees on the GOLD universal proxy card. IMPORTANTLY, IF YOU MARK MORE THAN FOUR “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE DRIVER NOMINEES ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD.

17

PROPOSAL 2

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is providing shareholders with the opportunity to cast an advisory, non-binding vote on the compensation of the Company’s named executive officers as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act. This proposal, which is commonly referred to as “say-on-pay,” is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking shareholders to vote for the following resolution:

“RESOLVED, that the stockholders approve the compensation of executive officers as disclosed in the proxy statement for the 2023 Annual Meeting of Stockholders of National Bankshares, Inc. pursuant to the rules of the Securities and Exchange Commission.”

WE URGE YOU TO VOTE “[•]” THE ADVISORY (NON-BINDING) PROPOSAL ON THE COMPANY’S EXECUTIVE COMPENSATION

18

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed Yount, Hyde & Barbour, P.C., (“YHB”) as the independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board is requesting that shareholders ratify such selection. Additional information regarding this proposal is contained in the Company’s proxy statement.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Each of the shares is entitled to one vote at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting or at any adjournments. Shareholders who sell their shares of NKSH Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, Driver believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the NKSH Common Stock.

Shares of NKSH Common Stock represented by properly executed GOLD universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Driver Nominees and the Unopposed Company Nominees to the Board, [•] Proposal 2, and FOR Proposal 3, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

Driver and NKSH will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to four nominees on Driver’s enclosed GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

The Company has a classified Board, which is currently divided into three classes. The terms of four Class 3 directors expire at the Annual Meeting. Through the attached Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only the two Driver Nominees, but also two of the Company’s nominees whose election we do not oppose, the Unopposed Company Nominees.

Shareholders are permitted to vote for less than four nominees or for any combination (up to four total) of the Driver Nominees and the Company’s nominees on the GOLD universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we recommend that shareholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as directors to help achieve a Board composition that we believe is in the best interest of all shareholders. We believe the best opportunity for both of the Driver Nominees to be elected is by voting on the GOLD universal proxy card. Driver therefore urges shareholders using our GOLD universal proxy card to vote “FOR” both of the Driver Nominees and “FOR” the Unopposed Company Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN FOUR “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of NKSH Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of votes entitled to be cast at the Annual Meeting shall constitute a quorum. Abstentions and broker shares which are voted on any matter are included in determining the number of votes present or represented by proxy at the Annual Meeting. Broker shares are those shares held by a shareholder through a broker, bank or other nominee. Broker shares that are not returned and not voted on any matter will not be included in determining whether a quorum is present.

20

If you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee on how to vote, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

VOTES REQUIRED FOR APPROVAL

Proposal 1: Election of Directors – According to the information contained in the Company’s proxy statement, directors will be elected by a plurality of votes cast by shares entitled to vote at the Annual Meeting. As a result, the four director nominees receiving the highest number of “FOR” votes will be elected as directors. If you vote “FOR” less than four (4) nominees in Proposal 1, your shares will only be voted “FOR” those nominees you have so marked. If you vote “FOR” more than four (4) nominees, all of your votes on Proposal 1 will be invalid and will not be counted. Abstentions, withhold votes, and any broker non-votes will have no direct effect on the outcome of the election of directors.

Proposal 2: Advisory (Non-Binding) Vote To Approve Executive Compensation– According to the information contained in the Company’s proxy statement, with respect to the advisory vote on executive compensation, in order to be approved, this proposal must receive the majority of shares present or represented by proxy and entitled to vote. The Company has indicated that votes that are withheld and broker shares that are not voted on any matter will not be included in determining the number of votes cast.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm – According to the information contained in the Company’s proxy statement, the majority of shares present or represented by proxy and entitled to vote is required to ratify the selection of YHB. The Company has indicated that votes that are withheld and broker shares that are not voted on any matter will not be included in determining the number of votes cast.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a written notice of revocation or by signing and delivering a subsequently dated proxy which is properly completed. The revocation may be delivered either to Driver in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at National Bankshares, Inc., P.O. Box 90002, Blacksburg, Virginia 24062-9002, Attention: F. Brad Denardo or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Driver requests that either the original or photostatic copies of all revocations be mailed to Driver in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Driver Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE DRIVER NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Driver. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. Solicitations may be made by certain of the respective directors, officers, members and employees of Driver, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Driver Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees.

Members of Driver have entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $•, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Driver has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of NKSH Common Stock they hold of record. Driver will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately • persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Driver. Costs of this solicitation of proxies are currently estimated to be approximately $• (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Driver estimates that through the date hereof its expenses in connection with this solicitation are approximately $•. To the extent legally permissible, if Driver is successful in its proxy solicitation, Driver intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Driver does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are anticipated to be Driver Management, Partners, Mr. Cooper and the other Driver Nominees (each, a “Participant” and collectively, the “Participants”).

The principal business address of each of Driver Management, Partners and Mr. Cooper is 1903 San Pedro Avenue, Suite 102, San Antonio, Texas 78212.

The principal business of Partners is investing in securities. The principal business of Driver Management is serving as the general partner of Partners and managing certain other investments on behalf of separately managed accounts (the “SMAs”) and other investment vehicles. The principal occupation of Mr. Cooper is serving as the managing member of Driver Management.

As of the date hereof, Partners directly beneficially owns 78,507 shares of NKSH Common Stock. As of the date hereof, 24,241 shares of NKSH Common Stock were held in the SMAs. Driver Management, as the general partner of Partners and investment manager to the SMAs, may be deemed to beneficially own the (i) 78,507 shares of NKSH Common Stock owned by Partners and (ii) 24,241 shares of NKSH Common Stock held in the SMAs. Mr. Cooper, as the managing member of Driver Management, may be deemed to beneficially own the (i) 78,507 shares of NKSH Common Stock owned by Partners and (ii) 24,241 shares of NKSH Common Stock held in the SMAs.

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The shares of NKSH Common Stock purchased by Partners and the SMAs were purchased with working capital in open market purchases.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to the Driver Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Driver is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Driver is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Saratoga, at the following address or phone number: 520 8th Avenue, 14th Floor, New York, New York 10018 or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

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The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Driver.

This Proxy Statement is dated February 3, 2023. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

To be considered for inclusion in the proxy materials of NKSH for the 2024 Annual Meeting of Shareholders, a shareholder proposal, including a director nomination, intended to be presented at the meeting must be delivered to or received by mail at the Company’s headquarters at 101 Hubbard Street, Blacksburg, Virginia, 24060 no later than [•]. Such proposal also must comply with the SEC’s rules regarding shareholder proposals.

In addition, the Bylaws provide that a shareholder must give timely advance notice in writing to the President in order to bring business before an annual meeting of shareholders, if the proposal is not to be included in the Company’s proxy statement. To bring business before an annual meeting of shareholders, such notice must be delivered to or received by mail at the Company’s headquarters at 101 Hubbard Street, Blacksburg, Virginia 24060 not less than 60 nor more than 90 days prior to the meeting (or not later than 10 days after a notice or public disclosure of such meeting date if such disclosure occurs less than 70 days prior to the date of the meeting).

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2024 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Driver that such procedures are legal, valid or binding.

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CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

DRIVER MANAGEMENT COMPANY LLC

•, 2023

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company

DURING THE PAST TWO YEARS

Nature of Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

DRIVER OPPORTUNITY PARTNERS I LP

Purchase of NKSH Common Stock	100	02/24/2022
Purchase of NKSH Common Stock	7,177	08/02/2022
Purchase of NKSH Common Stock	100	08/05/2022
Purchase of NKSH Common Stock	1,624	08/08/2022
Purchase of NKSH Common Stock	4,312	08/09/2022
Purchase of NKSH Common Stock	30	08/10/2022
Purchase of NKSH Common Stock	2,500	10/27/2022
Purchase of NKSH Common Stock	1,671	11/07/2022
Purchase of NKSH Common Stock	8,329	11/09/2022
Purchase of NKSH Common Stock	6,497	11/14/2022
Purchase of NKSH Common Stock	20,000	11/16/2022
Purchase of NKSH Common Stock	9,659	11/17/2022
Purchase of NKSH Common Stock	5,341	11/18/2022
Purchase of NKSH Common Stock	7,500	11/21/2022
Purchase of NKSH Common Stock	767	01/10/2023
Purchase of NKSH Common Stock	400	01/12/2023
Purchase of NKSH Common Stock	1,411	01/23/2023
Purchase of NKSH Common Stock	102	01/24/2023
Purchase of NKSH Common Stock	987	02/01/2023

DRIVER MANAGEMENT COMPANY LLC

(Through Separately Managed Accounts)

Purchase of NKSH Common Stock	145	08/31/2022
Purchase of NKSH Common Stock	3	08/31/2022
Purchase of NKSH Common Stock	1	08/31/2022
Purchase of NKSH Common Stock	29	08/31/2022
Purchase of NKSH Common Stock	100	08/31/2022
Purchase of NKSH Common Stock	100	08/31/2022
Purchase of NKSH Common Stock	28	08/31/2022
Purchase of NKSH Common Stock	4	08/31/2022
Purchase of NKSH Common Stock	38	08/31/2022
Purchase of NKSH Common Stock	54	08/31/2022
Purchase of NKSH Common Stock	642	09/01/2022
Purchase of NKSH Common Stock	552	09/02/2022
Purchase of NKSH Common Stock	503	09/06/2022
Purchase of NKSH Common Stock	396	09/07/2022
Purchase of NKSH Common Stock	3,015	09/19/2022
Purchase of NKSH Common Stock	260	09/20/2022
Purchase of NKSH Common Stock	1,978	09/20/2022
Purchase of NKSH Common Stock	1,016	09/26/2022
Purchase of NKSH Common Stock	597	09/26/2022
Purchase of NKSH Common Stock	1,630	09/27/2022
Purchase of NKSH Common Stock	150	09/30/2022
Purchase of NKSH Common Stock	13,000	12/08/2022

I-1

SCHEDULE II

The following table is reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on •, 2023.

II-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of NKSH Common Stock you own, please give us your proxy FOR the election of the Driver Nominees and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by SIGNING, DATING AND MAILING the enclosed GOLD universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of NKSH Common Stock are held in the name of a broker, only it can vote such shares of NKSH Common Stock and only upon receipt of your specific instructions. Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the phone number or address set forth below.

If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

GOLD UNIVERSAL PROXY CARD

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
DATED FEBRUARY 3, 2023

NATIONAL BANKSHARES, INC.

2023 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF DRIVER MANAGEMENT COMPANY LLC AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “DRIVER”)

THE BOARD OF DIRECTORS OF NATIONAL BANKSHARES, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints J. Abbott R. Cooper and John Ferguson, and each of them, as attorneys and agents with full power of substitution to vote all shares of common stock (the “NKSH Common Stock”) of National Bankshares, Inc., a Virginia corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2023 Annual Meeting of Shareholders of the Company scheduled to be held on •, 2023, at • •.m., Eastern Time, at • (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of NKSH Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Driver a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “for” THE TWO (2) DRIVER NOMINEES AND “for” TWO (2) COMPANY NOMINEES UNOPPOSED BY DRIVER IN PROPOSAL 1, “[•]” PROPOSAL 2 AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Driver’s solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our GOLD universal proxy card are available at
•

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

DRIVER STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “for” THE TWO DRIVER NOMINEES AND “for” THE TWO COMPANY NOMINEES UNOPPOSED BY DRIVER, AND NOT TO VOTE “FOR” EITHER OF THE REMAINING TWO COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES “FOR” UP TO FOUR NOMINEES IN TOTAL. You are permitted to vote for less than FOUR nominees. IMPORTANTLY, IF YOU MARK MORE THAN FOUR “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN FOUR “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THOSE NOMINEES YOU HAVE SO MARKED.

1.	Election of four Class 3 nominees to serve as directors until the Company’s 2026 annual meeting of shareholders and until their successors have been duly elected and qualified.
DRIVER Nominees	FOR	WITHHOLD
a) J. Abbott R. Cooper	☐	☐
b) Nicholas T. Cullen III	☐	☐

COMPANY NomineeS UNOPPOSED BY DRIVER	FOR	WITHHOLD
a) [•]	☐	☐
b) [•]	☐	☐

COMPANY Nominees OPPOSED BY DRIVER	FOR	WITHHOLD
a) [•]	☐	☐
b) [•]	☐	☐

DRIVER [RECOMMENDS] THAT SHAREHOLDERS VOTE “[•]” PROPOSAL 2.

2.	The Company’s proposal to vote on a non-binding advisory resolution regarding executive compensation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

GOLD UNIVERSAL PROXY CARD

DRIVER MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

3.	The Company’s proposal to ratify the appointment Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.